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CHECKFREE LOGO
4411 East Jones Bridge Road
Norcross, GA 30092
678-375-3000
                           Media relations contact:  Investor relations contact:
                           Judy Morris               Tina Moore
                           (678) 375-1595            (678) 375-1278
                           jdmorris@checkfree.com    tmoore@checkfree.com

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                                                           FOR IMMEDIATE RELEASE

          CHECKFREE ANNOUNCES AMENDMENT TO TRANSPOINT MERGER AGREEMENT

ATLANTA - (May 22, 2000) -- CheckFree Corporation (NASDAQ: CKFR) and the owners of TransPoint announced today that they had reached an agreement in principle to amend their February 15, 2000 merger agreement. The amendment affects only the structure and mechanics of the acquisition, and under the new structure the surviving entity will be CheckFree Holdings Corporation (NASDAQ: CKFR). The current CheckFree Holdings' stockholders will continue to own a significant majority of the outstanding shares of CheckFree Holdings following the completion of the merger. None of the economic of business aspects of the transaction will be otherwise affected.

ABOUT CHECKFREE

CheckFree (www.checkfree.com) is the leading provider of financial electronic commerce services and products. Founded as an electronic payments processor in 1981, CheckFree launched the first fully integrated electronic billing and payment solution, CheckFree E-Billsm, in March of 1997. Today, CheckFree services enable 3.3 million consumers to receive and pay bills over the Internet or electronically. The Company has multi-year contracts with 121 of the nation's top billers to provide online billing and payment through its network of partnerships with more than 150 consumer service providers (CSPs), including banks, brokerage firms, Internet portals and content sites, and personal financial management (PFM) software. CheckFree's Investment Services division provides a range of investment management services to help more than 255 institutions provide portfolio management and reporting services to their clients. CheckFree clients manage over 820,000 portfolios totaling more than $480 billion in assets. Software and services provided by CheckFree's Compliance and Financial Service division are used to process more than two-thirds of the nation's six billion Automated Clearing House (ACH) payments. In addition, nearly 400 banks and businesses use reconciliation products and services the division provides.

Certain of the Company's statements in this press release are not purely historical, and as such are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These include statements regarding management's intentions, plans, beliefs, expectations or projections of the future. Forward-looking statements involve risks and uncertainties, including without limitation, the various risks inherent in the Company's business, and other risks and uncertainties detailed from time to time in the Company's periodic reports filed with the Securities and Exchange Commission, including Form 10-K for the year ended June 30, 1999 (filed September 24, 1999), Form 10-Q for the quarter ended December 31, 1999 (filed February 10, 2000), and Form S-3 Registration Statement (filed January 14, 2000). One or more of these factors have affected, and could in the future affect, the Company's business and financial results in future periods, and could cause actual results to differ materially from plans and projections. There can be no assurance that the forward-looking statements made in this document will prove to be accurate, and issuance of such forward-looking statements should not be regarded as a representation by the Company, or any other person, that the objectives and plans of the Company will be achieved. All forward-looking statements made in this press release are based on information presently available to management, and the Company assumes no obligation to update any forward-looking statements.

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